                                                                EXHIBIT 10.26


                                     FORM OF

                CROSS INDEMNIFICATION AND CONTRIBUTION AGREEMENT


         THIS CROSS INDEMNIFICATION AND CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of January __, 1998, by and among ELDERTRUST, a Maryland real estate investment trust (the "Company"), ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Operating Partnership"), and GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation ("Genesis").


                                    RECITALS


         WHEREAS, the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (No. 333-37451) (such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information (as hereinafter defined by reference), as applicable, is herein called the "Form S-11");

         WHEREAS, Genesis, as a co-registrant with the Company, has filed with the Commission a registration statement on Form S-3 (No. 333-37451) (such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information (as hereinafter defined by reference), as applicable, is herein called the "Form S-3"; and the Form S-11 and the Form S-3 are hereinafter referred to as the "Registration Statement"); and

         WHEREAS, all capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in that certain U.S. Purchase Agreement of even date herewith among the Company, the Operating Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated, Goldman, Sachs & Co. and each of the other U.S. Underwriters named in Schedule A thereto and the related International Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
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         SECTION 1.     Indemnification.

         (a) Indemnification of Genesis. The Company and the Operating Partnership jointly and severally hereby agree to indemnify and hold harmless Genesis, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls Genesis within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in Canada or in connection with the reservation and sale of the Reserved Securities to eligible employees and others having a business relationship with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 1(a)(ii)(A) hereof; provided that (subject to Section 1(d) below) any such settlement is effected with the written consent of the Company; and

                  (iv) against any and all expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred (including the fees and disbursements of counsel chosen by Genesis), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 1(a)(ii)(A) hereof, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that the indemnity agreement under this Section 1(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission with respect to which Genesis agrees to provide indemnification pursuant to
Section 1(b).

         (b) Indemnification of the Company, the Operating Partnership, Trustees, Trustee Nominees and Officers. Genesis agrees to indemnify and hold harmless the Company, its trustees, trustee nominees named in the Registration Statement, each of its officers who signed the Registration Statement, the Operating Partnership, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact, with respect to Genesis and its subsidiaries, contained in the Registration Statement (or any amendment thereto), including the Form S-3 and the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to Genesis and its subsidiaries, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), with respect to Genesis and its subsidiaries, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; with respect to Genesis and its subsidiaries;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in Canada, with respect to Genesis and its subsidiaries, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectuses or preliminary prospectuses, not misleading; with respect to Genesis and its subsidiaries;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 1(d) below) any such settlement is effected with the written consent of Genesis; and

                  (iv) against any and all expense whatsoever (including, without limitation, any and all loss, liability, claim, damage and expense to any Underwriter), as incurred (including the fees and disbursements of counsel chosen by the Company), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i),
(ii) or (iii) above.

         (c) Actions against Parties; Notification.. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 1(a) above, counsel to the indemnified parties shall be selected by Genesis, and, in the case of parties indemnified pursuant to Section 1(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, except the indemnifying party shall be liable for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 1 or Section 2 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 1(a)(iii) or Section 1(b)(iii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 2. Contribution.. If the indemnification provided for in
Section 1 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and Genesis on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Partnership on the one hand and of Genesis on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 1(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Operating Partnership on the one hand and Genesis on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as (i) the total proceeds from the offering of the Securities (before deducting underwriting discounts and expenses but after deducting amounts described in clause (ii) below) received by the Company and the Operating Partnership and (ii) the portion of the total proceeds of the offering of the Securities received by Genesis, bear to the total proceeds from the offering of the Securities (before deducting underwriting discounts and expenses).

         The relative fault of the Company and the Operating Partnership on the one hand and Genesis on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by Genesis and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 1(a)(ii)(A) hereof.

         The Company and the Operating Partnership and Genesis agree that it would not be just and equitable if contribution pursuant to this Section 2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 2. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 2, each person, if any, who controls Genesis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as Genesis, and each trustee of the Company, each trustee nominee of the Company named in the Registration Statement, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Operating Partnership, respectively. For purposes of this Section 2, the Company, the Operating Partnership and its subsidiaries shall be deemed one party jointly and severally liable for any obligations hereunder and Genesis and its subsidiaries shall be deemed one party jointly and severally liable for any obligations hereunder.

         SECTION 3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Genesis shall be directed to Genesis at 148 West State Street, Kennett Square, Pennsylvania 19348, attention of Michael R. Walker, Chairman of the Board and Chief Executive Officer; and notices to the Company or the Operating Partnership shall be directed to the Company at 415 McFarlan Road, Suite 202, Kennett Square, Pennsylvania 19348, attention of Edward B. Romanov, Jr., President and Chief Executive Officer.

         SECTION 4. Parties. This Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers, trustee and trustee nominees referred to in Sections 1 and 2 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers, trustee and trustee nominees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 5. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, the parties have caused this Cross Indemnification and Contribution Agreement to be executed on their behalf as of the date first above written.

                                      Very truly yours,

                                      ELDERTRUST


                                      By
                                        --------------------------------------
                                         Name:
                                         Title:



                                      ELDERTRUST OPERATING LIMITED PARTNERSHIP

                                      By:  ElderTrust Realty Group, Inc.
                                           (its general partner)


                                      By
                                        --------------------------------------
                                         Name:
                                         Title:


                                      GENESIS HEALTH VENTURES, INC.


                                      By
                                        --------------------------------------
                                         Name:
                                         Title: